Exhibit 32.2


                    Certification by the Chief Financial Officer
              of Loews Corporation pursuant to 18 U.S.C. Section 1350
                         (as adopted by Section 906 of the
                            Sarbanes-Oxley Act of 2002)


Pursuant to 18 U.S.C. Section 1350, the undersigned chief financial officer of Loews Corporation (the "Company") hereby certifies, to such officer's knowledge, that the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 1, 2004                           By  /s/Peter W. Keegan
                                                       -----------------------
                                                       PETER W. KEEGAN
                                                       Chief Financial Officer